COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2017
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

13. COMMITMENTS AND CONTINGENCIES

(a)   Operating lease commitments

        The Group has entered into lease agreements for certain hotels which it operates. Such leases are classified as operating leases.

        The Group generally is able to terminate these lease agreements by paying penalties to the lessors, in most cases up to six months of rental pursuant to the terms of the lease agreements or based on the group's past experience. Future minimum lease payments under operating lease agreements at June 30, 2017 were as follows:

Remaining of 2017	1,236,599
2018	2,393,534
2019	2,373,897
2020	2,313,127
2021	2,191,614
2022	2,060,981
2023	1,909,230
2024	1,783,423
2025	1,612,346
2026	1,409,048
Thereafter	5,091,718

Total	24,375,517

(b)   Purchase Commitments

        As of June 30, 2017, the Group's commitments related to leasehold improvements and installation of equipment for hotel operations was RMB120,481, which is expected to be incurred within one year.

(c)   Contingencies

        The Group is subject to periodic legal or administrative proceedings in the ordinary course of our business. As of December 31, 2016, the Group had several cases outstanding, including lease contract terminations and disputes, and construction contract disputes. The Group believed it is probable that settlement liabilities will be involved, and therefore accrued contingencies of RMB66,234 in other operating expense based on the terms of contract, laws and regulations and latest negotiation result. In May and June 2017, the Group had settled several cases and therefore reversed contingencies of RMB32,230 based on latest negotiation or arbitration result with the remaining accrued contingencies of RMB34,004. The Group does not believe that any other currently pending legal or administrative proceeding to which the Group is a party will have a material adverse effect on the financial statements.